THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated May 23, 2006

to the Prospectus dated May 1, 2006

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Prospectus dated May 1, 2006.

At a meeting held on May 20, 2006, the Trust’s Board of Trustees approved the appointment of Smith Asset Management Group, LP (“Smith Group”) as an additional Subadvisor to the Fund effective May 23, 2006. The Fund’s assets will be allocated among six Subadvisors, Donald Smith & Co, Inc., Kern Capital Management LLC, Skyline Asset Management, L.P., Smith Group, Veredus Asset Management, LLC and Westport Asset Management LLC, each of which manages a portion of the Fund using its own methodology to select portfolio investments. Smith Group manages its portion of the Fund using a growth approach to investing.

Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas, had approximately $4.3 billion in assets under management as of March 31, 2006. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group is Stephen S. Smith. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of investment management positions.

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THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated May 23, 2006

to the Statement of Additional Information

dated May 1, 2006

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated May 1, 2006.

At a meeting held on May 20, 2006, the Trust’s Board of Trustees approved the appointment of Smith Asset Management Group, LP. (“Smith Group”) as an additional Subadvisor of the Fund effective May 23, 2006. All references in the Statement of Additional Information to the Subadvisor of the Fund shall now include Smith Group.

In addition, the Statement of Additional Information is hereby amended as follows:

The following information is added in the section under the heading “Portfolio Managers of the Funds - Special Equity Fund”:

Other Accounts Managed by the Portfolio Manager

Smith Asset Management Group, LP. (“Smith Group”) is a Subadvisor to the Managers Special Equity Fund. Stephen S. Smith has a controlling interest in SAMG Partners, L.P., the general partner of Smith Group. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group is Mr. Smith. Information provided below relating to other accounts managed by Mr. Smith is as of December 31, 2005.

Portfolio Manager: Stephen S. Smith

Type of Account	Number Of Accounts Managed	Total Assets Managed ($Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($Millions)
Registered Investment Companies	1	$184	0	0
Other Pooled Investment Vehicles	1	$49	1	$17
Other Accounts	218	$3,123	2	$2.5

Potential Conflicts of Interest

Potential conflicts of interest may be presented in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Smith Group has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Smith Group may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith Group maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Portfolio Manager Compensation

Mr. Smith is compensated with a fixed cash salary, plus a retirement plan, medical benefits and dental benefits. As a majority owner of Smith Group, Mr. Smith also receives pro-rata allocations of the firm’s net income.

Portfolio Manager Ownership of the Fund

As of December 31, 2005, the Portfolio Manager did not own shares of Managers Special Equity Fund.

The following information is added in Appendix A under the heading “Special Equity Fund”:

Smith Asset Management Group, LP.

Smith Group believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process. Smith Group has written policies and procedures designed to ensure that these ideals are effectively maintained in accordance with client’s best interests.

Smith Group has established an advisory committee consisting of senior members of the management team as well as senior portfolio managers and Smith Group’s chief compliance officer, which has the responsibility to construct Smith Group’s overall voting guidelines as well as the procedures to ensure compliance. A member of the committee has been designated the proxy voting manager, whose duty it is to administer Smith Group’s proxy voting procedures on an ongoing business.

Smith Group’s designated voting delegate receives proxy materials from the custodial bank or trustee for each client with which Smith Group has stated proxy voting authority. Smith Group has contracted with a third party service provider to assist with administrative functions, including collecting and sorting proxy materials. Smith Group has stated guidelines regarding specific proxy items. Those items that do not fall under the stated guidelines set forth by Smith Group are reviewed on a case-by-case basis by the proxy voting manager and voted in the client’s best interest as determined by the committee.

Situations may arise where the interests of Smith Group conflict with those of the client. These situations could include where: (i) Smith Group provides advisory services to a public firm whose shares are included in its client’s portfolio; (ii) Smith Group, an affiliate or an employee has a personal relationship with a public firm whose shares are included in a client’s portfolio; (iii) Smith Group is partially owned by a publicly traded company whose shares are included in a client’s portfolio. If these situations arise and management of the issuer is soliciting proxy votes, the following guidelines will be applied: (a) if the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines; (b) if the proxy item does not fall under the specific guidelines or have been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third-party corporate governance consultant.

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